UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 24, 2012

Taylor Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On January 24, 2012, Taylor Capital Group, Inc. (the “Registrant”) issued a press release setting forth the Registrant’s financial results for the three month and twelve month periods ended December 31, 2011. A copy of the Registrant’s press release was filed separately on Form 8-K with the Securities and Exchange Commission. On January 25, 2012, the Registrant will host a telephone call to review the results. The presentation materials relating to the earnings release call are available on the Registrant’s website, www.taylorcapitalgroup.com, and are attached as Exhibit 99.1 to this report and are incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(a) and (b) are not applicable.

(c) Exhibit Index

99.1	PowerPoint presentation to be delivered by the Taylor Capital Group’s President & CEO and CFO & COO on January 25, 2012 (furnished herewith).

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 24, 2011

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Randall T. Conte
Randall T. Conte
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	PowerPoint presentation to be delivered by the Company’s President & CEO and CFO & COO on January 25, 2011.